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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): December 28, 2004

               CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2004-
               AB2).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                    333-118926               95-4596514
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)


      4500 Park Granada
     Calabasas, California                                      91302
   -------------------------                                 ------------
     (Address of Principal                                    (Zip Code)
      Executive Offices)

       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  -  Other Events

Item 8.01     Other Events.

Filing of Certain Materials.
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     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2004-AB2 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage insurance policy relating to certain of the mortgage loans conveyed by CWABS, Inc. pursuant to the above-referenced pooling and servicing agreement.


Section 9  -  Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired.

     Not applicable.

(b) Pro forma financial information.

     Not applicable.

(c) Exhibits.

     Exhibit No.    Description

            99.1 Bulk Primary First Lien Master Policy (PMI Mortgage Insurance Co.)

            99.2 Schedule Endorsement to Bulk Primary First Lien Master Policy (PMI Mortgage Insurance Co.)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWABS, INC.



                                      By: /s/ Leon Daniels, Jr.
                                          ---------------------
                                          Name:  Leon Daniels, Jr.
                                          Title:  Vice President


Dated:  December 30, 2004

                                 EXHIBIT INDEX


Exhibit No.                  Description
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99.1                         Bulk Primary First Lien Master Policy (PMI
                             Mortgage Insurance Co.)
99.2 Schedule Endorsement to Bulk Primary First Lien Master Policy (PMI Mortgage Insurance Co.)